Exhibit 10.3

SILICON GRAPHICS, INC.

AMENDED AND RESTATED

1993 LONG-TERM INCENTIVE STOCK PLAN

1.                                       Purpose of the Plan.  The purpose of the Silicon Graphics, Inc. 1993 Long-Term Incentive Stock Plan (the “Plan”) is to promote the long-term success of Silicon Graphics, Inc. (“SGI”) and to increase stockholder value by providing its eligible employees, consultants, officers and directors with incentives to create excellent performance and to continue service with the Company, its subsidiaries and affiliates. Both by encouraging such employees, consultants, officers and directors to become owners of Common Stock and by providing actual ownership through Plan awards, it is intended that Plan participants will view the Company from an ownership perspective. Additionally, the Company believes the Plan will assist in attracting and retaining people of the highest caliber.

2.                                       Eligibility.  SARs and Stock Awards (collectively “Rights”) and Nonstatutory Stock Options may be granted to Employees, Consultants and Directors. Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or any successor section (“Incentive Stock Options”) may be granted only to Employees. If otherwise eligible, an Employee, Consultant or Director who has been granted an Option or Right may be granted additional Options or Rights.

3.                                       Stock Subject to the Plan.

(a)                                  Subject to Section 12 of the Plan, the maximum aggregate number of shares of Common Stock of the Company (“shares”) that may be issued pursuant to Options and Rights granted to participants under the Plan shall be the sum of 3.5% of the issued shares at June 30 of each of the Company’s fiscal years from 1993 through 1997, plus any unused carried forward shares and any forfeited shares; provided, however, that the number of shares that may be transferred to participants under the Plan in any one fiscal year of the Company shall not exceed 3.5% of the issued shares determined as of the June 30 of the immediately preceding fiscal year plus any unused carried forward shares and any forfeited shares. The term “shares” shall include shares that have been subject to SARs that are exercised for cash, whether granted in connection with or independently of Options. For purposes of this Section 3, the following apply: (i) the number of “issued shares” at June 30 of a fiscal year means the number of shares outstanding at that date, plus all shares reacquired by the Company during the preceding fiscal year, whether or not such shares are designated as retired or treasury shares; (ii) ”unused shares” means any shares available from a prior Plan year, based on the percentage of issued shares calculation, which were not transferred, plus any shares reserved for grants which have not been covered by grants under prior shareholder-approved plans other than the 1985 Stock Incentive Program (“Prior Plans”) which will be terminated as of the effective date of the Plan; and (iii) ”forfeited shares”

means any shares issued pursuant to awards made under the Plan which are forfeited to the Company pursuant to award terms and conditions, plus any shares covered by grants made under Prior Plans which are not issued to participants or are returned to the Company because of the cancellation, expiration or forfeiture of a grant made under the Prior Plans; provided, however, that the term “forfeited shares” shall not include shares as to which the original recipient received any benefits of ownership (other than voting rights).

(b)                                 In no event, however, except as subject to Section 12 of the Plan, shall more than 23,025,560 of the shares eligible for issuance under the Plan be issued upon the exercise of Incentive Stock Options under the Plan. Additionally, the maximum number of shares which may be issued pursuant to Stock Awards contemplated by Section 8 of the Plan shall be limited to 3,800,000 shares (approximately 3% of the number of shares outstanding at June 30, 1993).

(c)                                  The following limitations will apply to grants of Options or SARs under the Plan:

(i)                                     no Employee will be granted Options or SARs under the Plan to purchase more than 2,000,000 shares over the term of the Plan, provided that, if the number of shares available for issuance under Section 3(a) of the Plan is increased, the maximum number of Options or SARs that any Employee may be granted also automatically will increase by an amount equal to 500,000 shares for each additional fiscal year in which shares are allocated for issuance under the Plan.

The foregoing limitations set forth in this Section 3(c) are intended to satisfy the requirements applicable to Options and SARs intended to qualify as “performance-based compensation” within the meaning of Section 162(k) of the Code. In the event that the Committee determines that such limitations are not required to qualify Options or SARs as performance-based compensation, the Committee may modify or eliminate such limitations.

(d)                                 For purposes of Section 3(a), except as to forfeited shares, the payment of cash dividends and dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance.

(e)                                  Any shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares, and no fractional shares shall be issued under the Plan. Cash may be paid in lieu of any fractional shares in settlement of awards under the Plan.

4.                                       Plan Administration.

(a)                                  Committees.

(i)                                     Multiple Administrative Bodies.  The Plan may be administered by different committees with respect to different groups of Employees, Consultants and Directors.  Committee shall mean a committee of Directors appointed by the Board of Directors of the Company (the “Board”).

(ii)                                  Section 162m.  To the extent that the Company determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)                               Rule 16b-3.  To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)                              Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy applicable laws.

(b)                                 Powers of the Committee.  The Committee shall have full and exclusive power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. This power includes, but is not limited to, selecting award recipients, establishing all award terms and conditions and adopting modifications, amendments and procedures, including subplans and the like as may be necessary to comply with provisions of the laws and applicable regulatory rulings of countries in which the Company operates in order to assure the viability of awards granted under the Plan and to enable participants employed in such countries to receive advantages and benefits under the Plan and such laws and rulings.

(c)                                  Effect of Committee’s Decision.  The Committee’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Rights.

(d)                                 Tax Withholding.  The Committee may, in its discretion, allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the shares to be issued upon exercise of an Option that number of shares having a Fair Market Value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by an Optionee to have shares withheld for this purpose shall be made in such form and under such conditions as the Committee may deem necessary or advisable.

5.                                       Duration of the Plan.  The Plan shall remain in effect until terminated by the Board under the terms of the Plan, provided that in no event may Incentive Stock Options be granted under the Plan later than 10 years from the date the Plan was adopted by the Board.

6.                                       Awards.  The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity. The types of awards that may be granted under the Plan are Options, SARs and Stock Awards.

7.                                       Options and SARs.

(a)                                  Options; Number of Shares.  The Committee, in its discretion, may grant Options to eligible participants and shall determine whether such Options shall be Incentive Stock Options or Nonstatutory Stock Options. Each Option shall be evidenced by a Notice of Grant which shall specify the number of shares to which it pertains, expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options and be in such form and contain such provisions as the Committee shall from time to time deem appropriate. Without limiting the foregoing, the Committee may at any time authorize the Company, with the consent of the respective recipients, to issue new Options or Rights in exchange for the surrender and cancellation of outstanding Options or Rights. Option agreements shall contain the following terms and conditions:

(i)                                     Exercise Price.  The per share exercise price for the shares issuable pursuant to an Option shall be such price as is determined by the Committee; provided, however, that in no event shall the price of an Option or SAR be less than 100% of the Fair Market Value of the Common Stock on the date the Option or SAR is granted, subject to any additional conditions set out in Subsection 7(a)(v) below.

(ii)                                  Waiting Period and Exercise Dates.  At the time an Option is granted, the Committee shall determine the terms and conditions to be satisfied before shares may be purchased, including the dates on which shares subject to the Option may first be purchased. The Committee may specify that an Option may not be exercised until the completion of a service period specified at the time of grant. (Any such period is referred to herein as the “waiting period.”) At the time an Option is granted, the Committee shall fix the period within which the Option may be exercised, which shall not be earlier than the end of the waiting period, if any, nor, in the case of an Incentive Stock Option, later than ten (10) years, from the date of grant.

(iii)                               Form of Payment.  The consideration to be paid for the shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

(1)                                  cash;

(2)                                  check;

(3)                                  other shares which (a) in the case of shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a Fair Market Value on the date of surrender not greater than the aggregate exercise price of the shares as to which said Option shall be exercised;

(4)                                  delivery of a properly executed exercise notice together with such other documentation as the Committee and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

(5)                                  any combination of the foregoing methods of payment; or

(6)                                  such other consideration and method of payment for the issuance of shares to the extent permitted by Applicable Laws.

(iv)                              Reload Options.  The Committee may grant Options that provide for the award of a new Option when the exercise price has been paid by tendering shares to the Company, subject to such terms and conditions as the Committee shall determine.

(v)                                 Special Incentive Stock Option Provisions.  In addition to the foregoing, Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following terms and conditions:

(1)                                  Dollar Limitation.  To the extent that the aggregate Fair Market Value of (a) the shares with respect to which Options designated as Incentive Stock Options plus (b) the shares of stock of the Company with respect to which other Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year under all plans of the Company exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of the preceding sentence, (a) Options shall be taken into account in the order in which they were granted, and (b) the Fair Market Value of the shares shall be determined as of the time the Option or other Incentive Stock Option is granted.

(2)                                  10% Stockholder.  If any Optionee to whom an Incentive Stock Option is to be granted pursuant to the provisions of the Plan is, on the date of grant, an individual described in Section 422(b)(6) of the Code, then the following special provisions shall be applicable to the Option granted to such individual:

(a)                                  The per share Option price of shares subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of Common Stock on the date of grant; and

(b)                                 The Option shall not have a term in excess of five (5) years from the date of grant.

Except as modified by the preceding provisions of this subsection 7(a)(v) and except as otherwise limited by Section 422 of the Code, all of the provisions of the Plan shall be applicable to the Incentive Stock Options granted hereunder.

(vi)                              Other Provisions.  Unless otherwise determined by the Committee at the time of grant, each Option shall provide that in the event of a change in control of the Company (as specified by the Committee), any Optionee’s Options will become exercisable in full if, within twenty-four months after a change in control of the Company, the Optionee’s employment is terminated without cause or the Optionee resigns due to certain involuntary relocations or reductions in compensation, as specified by the Committee. Each Option granted under the Plan may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.

(vii)                           Buyout Provisions.  The Committee may at any time offer to buyout for a payment in cash, promissory note or shares, an Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Optionee at the time that such offer is made.

(b)                                 SARs.

(i)                                     In Connection with Options.  At the sole discretion of the Committee, SARs may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or at any time thereafter during the term of the Option. The following provisions apply to SARs that are granted in connection with Options:

(1)                                  The SAR shall entitle the Optionee to exercise the SAR by surrendering to the Company unexercised the corresponding portion of the related Option. The Optionee shall receive in exchange from the Company an amount equal to the excess of (1) the Fair Market Value on the date of exercise of the SAR of the Common Stock covered by the surrendered portion of the related Option over (2) the exercise price of the Common Stock covered by the surrendered portion of the related Option. Notwithstanding the foregoing, the Committee may place limits on the amount that may be paid upon exercise of an SAR; provided, however, that such limit shall not restrict the exercisability of the related Option.

(2)                                  When an SAR is exercised, the related Option, to the extent surrendered, shall cease to be exercisable.

(3)                                  An SAR shall be exercisable only when and to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

(4)                                  An SAR may only be exercised at a time when the Fair Market Value of the Common Stock covered by the related Option exceeds the exercise price of the Common Stock covered by the related Option.

(ii)                                  Independent of Options.  At the sole discretion of the Committee, SARs may be granted without related Options. The following provisions apply to SARs that are not granted in connection with Options:

(1)                                  The SAR shall entitle the Optionee, by exercising the SAR, to receive from the Company an amount equal to the excess of (1) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the date of such exercise, over (2) the Fair Market Value of the Common Stock covered by the exercised portion of the SAR, as of the last market trading date prior to the date on which the SAR was granted; provided, however, that the Committee may place limits on the aggregate amount that may be paid upon exercise of an SAR.

(2)                                  SARs shall be exercisable, in whole or in part, at such times as the Committee shall specify in the Optionee’s SAR agreement.

(iii)                               Form of Payment.   The Company’s obligation arising upon the exercise of an SAR may be paid in Common Stock or in cash, or in any combination of Common Stock and cash, as the Committee, in its sole discretion, may determine. Shares issued upon the exercise of an SAR shall be valued at their Fair Market Value as of the date of exercise.

(c)                                  Method of Exercise.

(i)                                     Procedure for Exercise; Rights as a Stockholder.  Any Option or SAR granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan.

An Option may not be exercised for a fraction of a share.

An Option or SAR shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option or SAR by the person entitled to exercise the Option or SAR and full payment for the shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee and permitted by the Option Agreement, consist of any consideration and method of payment allowable under subsection 7(a)(iii) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of shares as to which the Option is exercised. Exercise of an SAR for Common Stock shall, to the extent the SAR is exercised, result in a decrease in the number of shares which thereafter shall be available for purposes of the Plan, and the SAR shall cease to be exercisable to the extent it has been exercised.

(ii)                                  Termination of Employment, Consulting or Director Relationship.  In the event an Optionee’s Continuous Status as an Employee , Consultant or Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option or SAR, but only within such period of time from the date of such termination as is determined by the Committee, not to exceed three (3) months in the case of an Option that is intended to qualify as an Incentive Stock Option, and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(iii)                               Disability of Optionee.  In the event an Optionee’s Continuous Status as an Employee ,Consultant or Director terminates as a result of the Optionee’s Disability, the Optionee may exercise his or her Option or SAR, but only within twelve (12) months from the date of such termination, and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of such termination, and to the extent that the Optionee does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

(iv)                              Death of Optionee.  In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the deceased Optionee’s Option or SAR by bequest or inheritance may exercise the Option or SAR, but only within twelve (12) months following the date of death, and, unless determined otherwise by the Committee, only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of the term of such Option or SAR as set forth in the Option or SAR Agreement). To the extent that Optionee was not entitled to exercise an Option or SAR at the date of death, and to the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option or SAR (to the extent otherwise so entitled) within the time specified herein, the Option or SAR shall terminate.

8.                                       Stock Awards.

(a)                                  Stock Awards.  All or part of any Stock Award may be subject to conditions and restrictions established by the Committee, and set forth in the award agreement, which will include, but are not limited to, achievement of specific business objectives and other measurements of individual, business unit or Company performance measured over a period of not less than twelve (12) months.

9.                                       Outside Director Grants.

(a)                                  All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

(b)                                 All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

(i)                                     No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors.

(ii)                                  Each Outside Director shall be automatically granted an Option to purchase 50,000 Shares (which number shall be subject to adjustment in the manner set forth in Section 12 hereof upon the occurrence of any event described therein) upon the date on which such person first becomes a Director (an “Initial Grant”), whether through election by the stockholders of the Company or by appointment by the Board to fill a vacancy.

(iii)                               On the date of each regular October meeting of the Board of Directors of the Company (or, if the Board does not meet in October of any year, on the date of the next regularly scheduled Board meeting) during the term of this Plan, each Outside Director who has served as a Director for at least the previous six (6) months shall automatically receive an Option to purchase 20,000 Shares (which number shall be subject to adjustment in the manner set forth in Section 12 hereof upon the occurrence of any event described therein) (a “Renewal Grant”).

(iv)                              The terms of each Option granted pursuant to this Section shall be as follows:

(1)                                  the term of the Option shall be ten (10) years.

(2)                                  the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Section 7 hereof; provided that if the Optionee retires from the Board of Directors of the Company at 65 or more years of age with more than 5 years of continuous service on the Board, he or she may, but only within twelve (12) months from the date of termination, exercise the Option to the extent he or she was entitled to exercise it at the date of such termination; provided further that in the event the exercise period terminates at a time when the Optionee is prohibited from engaging in transactions in the Company’s stock as a result of the Company’s trading window being closed, the Option shall remain exercisable until the Optionee is no longer so prohibited;

(3)                                  the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option;

(4)                                  with respect to Initial Grants, the Option will become exercisable in two annual installments on each of the first and second anniversaries of the grant date, so long as the Optionee remains a Director on such date; provided that the Option will become fully exercisable in the event of the occurrence of one of the following events while the Optionee remains a Director (a “Change of Control”): (x) the consummation of a merger or consolidation of the Company with or into any other entity pursuant to which the stockholders of the Company immediately prior to such merger or consolidation hold, directly or indirectly, less than 50% of the voting power of the surviving entity; (y) the sale or other disposition of all or substantially all of the Company’s assets; or (z) the acquisition by any person or persons of the beneficial ownership of 50% or more of the voting power of the Company’s equity securities in a single transaction or series of related transactions; and

(5)                                  with respect to Renewal Grants, the Option will be fully exercisable on the grant date.

v)                                     In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the Pool, then each such automatic grant shall be for that number of Shares determined by dividing the total number of Shares remaining available for grant by the number of Outside Directors on the automatic grant date.  No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

10.                                 Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose including, without limitation, restrictions imposed on Insiders under Rule 16b-3. The Committee also may require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. The Committee may also provide that deferred settlements include the payment or crediting of interest on the deferral amounts.

11.                                 Transferability of Options and Rights.  Unless otherwise determined by the Committee to the contrary, Options and Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.  The Committee may, in the manner established by the Committee, provide for the transfer, without payment of consideration, of an Option or Right by the Optionee to the Optionee’s “immediate family”.  In such case, the Option or Right will be exercisable only by such transferee.  Following a transfer, any such Options or Rights shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer.  For purposes of this Section 11, the Optionee’s “immediate family” shall include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.  A transfer under a domestic relations order in settlement of marital property rights is not a prohibited transfer for value.

12.                                 Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

(a)                                  Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Right, as well as the price per share of Common Stock covered by each such outstanding Option or Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Right.

(b)                                 Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option or Right has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option or Right shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option or Right as to all or any part of the Optioned Stock, including shares as to which the Option or Right would not otherwise be exercisable.

(c)                                  Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Right shall be assumed or an equivalent Option or Right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Option or to substitute an equivalent option, the Committee may, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option or Right as to all or a portion of the Optioned Stock, including shares as to which it would not otherwise be exercisable. If the Committee makes an Option or Right exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Optionee that the Option or Right shall be exercisable for such period as the Committee may designate, and the Option or Right will terminate upon the expiration of such period. For the purposes of this Section 12(c), the Option or Right shall be considered assumed if, immediately following the merger or sale of assets, the Option or Right confers the right to receive, for each share of Optioned Stock subject to the Option or Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option or Right, for each share of Optioned Stock subject to the Option or Right, to be solely common stock of the successor corporation or its parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.                                 Date of Grant.  The date of grant of an Option or Right shall be, for all purposes, the date on which the Committee makes the determination granting such Option or Right, or such other later date as is determined by the Committee. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

14.                                 Amendment and Termination of the Plan.

(a)                                  Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)                                 Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws, rules or regulations.

(c)                                  Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company.

15.                                 Conditions Upon Issuance of Shares.

(a)                                  Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option or Right unless the exercise of such Option or Right and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)                                 Investment Representations.  As a condition to the exercise of an Option or Right, the Company may require the person exercising such Option or Right to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required.

16.                                 Liability of Company.

(a)                                  Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

(b)                                 Grants Exceeding Allotted Shares.  If the Optioned Stock covered by an Option or Right exceeds, as of the date of grant, the number of shares which may be issued under the Plan without additional stockholder approval, such Option or Right shall be void with respect to such excess Optioned Stock, unless stockholder approval of an amendment sufficiently increasing the number of shares subject to the Plan is timely obtained in accordance with Section 14 of the Plan.

17.                                 Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the Plan.

18.                                 Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required by the Applicable Laws, rules and regulations.

19.                                 Definitions.  As used herein, the following definitions shall apply:

(a)                                  “Applicable Laws” means all applicable law, including without limitation, the Code, Delaware General Corporation Law, and applicable federal and state securities laws.

(b)                                 “Common Stock” means the Common Stock of SGI.

(c)                                  “Company” means Silicon Graphics, Inc., and any entity that is directly or indirectly controlled by the Company, or any entity in which the Company has a significant equity interest, as determined by the Committee; provided, however, that with respect to Options that are intended to qualify as Incentive Stock Options, the term “Company” shall be limited to Silicon Graphics, Inc. and any “parent” or “subsidiary” as those terms are defined in Sections 424(e) and (f) of the Code, respectively, or any successor sections.

(d)                                 “Consultant” means any person, including an advisor, engaged by the Company to render services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a Director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(e)                                  “Continuous Status as an Employee or Consultant”, means that the relationship as an Employee or Consultant is not interrupted or terminated by the Company. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:  (i) any leave of absence approved by the Company, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of qualifying an Option as an Incentive Stock Option, in the event any such leave exceeds ninety (90) days, the Optionee’s Continuous Status as an Employee will be deemed to have terminated on the ninety-first (91st) day after the commencement of such leave, unless re-employment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company.

(f)                                    “Director” means any person who is a member of the Board of Directors of the Company or its subsidiaries and affiliates.

(g)                                 “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(h)                                 “Employee” means any person, including Officers, employed by the Company.  Neither service solely as a Director nor payment solely of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(i)                                     “Fair Market Value” means, as of any date, the closing price for a share of Common Stock as reported daily in The Wall Street Journal or a similar readily available public source. If no sales of shares were made on such date, the closing price of a share as reported for the preceding day on which sale of shares were made shall be used.

(j)                                     “Nonstatutory Stock Option” means any Option that is not an Incentive Stock Option.

(k)                                  “Notice of Grant” means a written notice evidencing certain terms and conditions of an individual Option, SAR or Stock Award grant. The Notice of Grant is part of the Option Agreement, the SAR Agreement and the Stock Award Agreement.

(l)                                     “Option” means a stock option granted pursuant to the Plan.

(m)                               “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(n)                                 “Optioned Stock” means the Common Stock subject to an Option or Right.

(o)                                 “Optionee” means an Employee, Consultant or Director who holds an outstanding Option or Right.

(p)                                 “Outside Director” means a Director who is not an Employee and who is not the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 5% or more of the total voting power represented by the Company’s outstanding voting securities on the date of any grant hereunder.

(q)                                 “SAR” means a stock appreciation right granted pursuant to Section 7(b) of the Plan.

(r)                                    “SAR Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual SAR grant. The SAR Agreement is subject to the terms and conditions of the Plan.

(s)                                  “Stock Award” means an award made or denominated in shares or equivalent in value to shares pursuant to Section 8 of the Plan.

(RENEWAL)

SILICON GRAPHICS, INC.

1993 LONG-TERM INCENTIVE STOCK PLAN

NON-STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

By signing the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1.                                       Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3.                                       Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a)                                  Right to Exercise.

(i)                                     Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of grant as set forth in the attached NOTICE.

(ii)                                  This Option may not be exercised for a fraction of a share.

(iii)                               In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b)                                 Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by Employee Stock Services (currently www.optionslink.com). If electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at Employee Stock Services’ web site or upon request. The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4.                                       Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to SGI his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5.                                       Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash; or

(ii)                                  check; or

(iii)                               surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale or loan proceeds required to pay the exercise price.

6.                                       Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of SGI, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.                                       Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9.                                       Death of Optionee. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10.                                 Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.                                 Term of Option. This Option may not be exercised more than seven (7) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12.                                 Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13.                                 Acceleration Upon Change of Control. Notwithstanding provisions of Section 3(a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14.                                 Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,” “Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a)                                  “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)                                     any act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)                                  persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)                               violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)                              use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)                                 threatening, intimidating, or coercing or harassing fellow employees, or

(vi)                              the conviction of such Optionee of a felony.

(b)                                 “Change of Control” of the Company means:

(i)                                     the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii)                                  During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c)                                  “Change of Control Date” means the effective date of the Change of Control or such date, which the Board shall, by resolution, deem to be the Change of Control Date.

(d)                                 “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

(New Employee Grant)

SILICON GRAPHICS, INC
AMENDED AND RESTATED
1993 LONG-TERM INCENTIVE STOCK PLAN

NON STATUTORY STOCK OPTION GRANT AGREEMENT

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to the Optionee named on the attached NOTICE OF GRANT OF STOCK OPTION AND GRANT AGREEMENT (the “NOTICE”) which is incorporated herein by reference, an Option to purchase the total number of shares of Common Stock and at the price determined, both as set forth on the attached NOTICE, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

By accepting the NOTICE, Optionee acknowledges responsibility of reviewing the terms of the Plan and the related prospectus, copies of which are available at http://www-finance.corp.sgi.com/stock or upon request from Employee Stock Services (MS-645 or stock_support@sgi.com) and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee further agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

1.                                       Nature of the Option. This Option is a non-statutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price. The exercise price for each share of Common Stock is as set forth in the attached NOTICE, which price is not less than the fair market value per share of the Common Stock on the date of grant.

3.                                       Exercise of Option. This Option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(a)                                  Right to Exercise.

(i)                                     Subject to subsection 3(a) (ii) and (iii), below, this Option shall be exercisable, cumulatively, to the extent of twenty-five percent (25%) of the Shares subject to the Option on the one year anniversary of the date of hire as set forth in the attached NOTICE; thereafter the Shares subject to the Option shall be exercisable to the extent of six and one-quarter percent (6.25%) of the Shares subject to the Option every three months on each quarterly anniversary of the date of hire.

(ii)                                  This Option may not be exercised for a fraction of a share.

(iii)                               In the event of Optionee’s death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8, and 9 below.

(b)                                 Method of Exercise. This Option shall be exercisable by written notice signed by the Optionee and delivered to the Company’s Employee Stock Services group or by using the electronic exercise methods approved from time to time by Employee Stock Services (currently www.optionslink.com). If electronic exercise method is not chosen, such notice shall be in the form of Exhibit A (Stock Exercise Request) found at Employee Stock Services’website or upon request. The exercise notice shall be accompanied by payment of the exercise price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4.                                       Optionee’s Representations. In the event the shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to SGI his or her Investment Representation Statement in the form of Exhibit B, (available in Employee Stock Services) and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

5.                                       Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash; or

(ii)                                  check; or

(iii)                               surrender of other Shares of Common Stock of the Company of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv) delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale or loan proceeds required to pay the exercise price.

6.                                       Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations (“Regulation G”) as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

7.                                       Termination of Status as an Employee or Consultant. If Optionee ceases to serve as an Employee or Consultant, he or she may, but only within three (3) months after the date he or she ceases to be an Employee or Consultant of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise this Option at the date of such termination, or if he or she does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Disability of Optionee. Notwithstanding the provisions of Section 7 above, if Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her Disability, the Optionee may, but only within twelve (12) months from the date of such termination, exercise his or her Option to the extent he or she was entitled to exercise the Option at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he or she does not exercise such Option within the time specified herein, the Option shall terminate.

9.                                       Death of Optionee. In the event of the death of Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued as of the date of death.

10.                                 Transferability of Option. Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

11.                                 Term of Option. This Option may not be exercised more than seven (7) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

12.                                 Taxation Upon Exercise of Option. Optionee understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. The Company will be required to withhold tax from Optionee’s current compensation with respect to such income; to the extent that Optionee’s current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option. Upon a resale of such shares by the Optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the Option will be treated as capital gain or loss.

13.                                 Acceleration Upon Change of Control. Notwithstanding provisions of Section 3(a) with respect to option exercisability, in the event of a Change of Control of the Company, this Option shall automatically become exercisable in full if, within twenty-four (24) months after a Change of Control Date, (i) the Optionee is involuntarily terminated by the Company or any successor company (hereinafter, the “Employer”) without Cause or (ii) the Optionee voluntarily resigns from the Employer for Good Reason.

14.                                 Definitions. For purposes of Section 13, the terms “Cause,” “Change of Control,”

“Change of Control Date,” and “Good Reason” shall have the meanings set out below:

(a)                                  “Cause” means the termination of employment of an Optionee shall have taken place as a result of:

(i)                                     any act or acts of dishonesty undertaken by such Optionee and intended to result in gain or personal enrichment of the Optionee, or

(ii)                                  persistent failure to perform the duties and obligations of such Optionee which is not remedied in a reasonable period of time after receipt of written notice from the Employer, or

(iii)                               violation of confidentiality or proprietary information obligations to or agreements entered into with the Employer, or

(iv)                              use, sale or distribution of illegal drugs on the Employer’s premises, or

(v)                                 threatening, intimidating, or coercing or harassing fellow employees, or

(vi)                              the conviction of such Optionee of a felony.

(b)                                 “Change of Control” of the Company means:

(i)                                     the acquisition by any Person (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) as Beneficial Owner (as such term is used in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding shares of capital stock of the Company’s then outstanding securities with respect to the election of the directors of the Board.

(ii)                                  During any period of three (3) consecutive years individuals who, at the beginning of such period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a Director of the Board subsequent to the date of this agreement whose election, or nomination for election by the Company’s shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Board, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the 1934 Act) shall be, for these purposes, considered as though such person were a member of the Incumbent Board.

(c)                                  “Change of Control Date” means the effective date of the Change of Control or such date which the Board shall, by resolution, deem to be the Change of Control Date.

(d)                                 “Good Reason” for voluntary resignation means (i) the Employer reduces by ten percent (10%) or more the Optionee’s compensation at the rate in effect immediately prior to the Change of Control or (ii) without the Optionee’s express written consent, the Employer requires the Optionee to change the location of his or her job or office, so that he or she will be based at a location more then fifty (50) miles from the location of his or her job or office immediately prior to the Change of Control. For these purposes, “Compensation” includes base salary, exclusive of bonus, incentive compensation and shift differential, paid by the Employer as consideration for the Optionee’s service.

Grant No.

SILICON GRAPHICS, INC.

DIRECTOR’S OPTION AGREEMENT

(Annual Option)

Silicon Graphics, Inc., a Delaware corporation (“SGI”), has granted to                          (the “Optionee”), as of                         , an option to purchase a total of 20,000 shares of SGI’s Common Stock (the “Optioned Stock”), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the “Plan”) adopted by SGI which is incorporated herein by reference.  The terms defined in the Plan shall have the same defined meanings herein.

1.                                       Nature of the Option.  This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price.  The exercise price is $        for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3.                                       Exercise of Option.  This option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i)                                     Right to Exercise.

(a)                                  This Option shall become exercisable in two installments:  the first fifty percent (50%) of the Optioned Stock on the date of the next Annual Meeting and the second fifty percent (50%) of the Optioned Stock on the date of the next Annual Meeting, so long as the Optionee remains a Director.

(b)                                 This Option may not be exercised for a fraction of a share.

(c)                                  In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of this Option is governed by Sections 6, 7 and 8 of this Agreement.

(ii)                                  Method of Exercise.

(a)                                  This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to SGI’s Employee Stock Services.  The written notice shall be accompanied by payment of the exercise price

(b)                                 No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4.                                       Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash;

(ii)                                  check;

(iii)                               surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv)                              delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale of loan proceeds required to pay the exercise price.

5.                                       Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.                                       Termination of Status as a Director.  If the Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination.  Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired.  To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

2

7.                                       Disability of Optionee.  Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee’s Disability, he or she may, but only within twelve (12) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination.  Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired.  To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Death of Optionee.  In the event of the death of the Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.  Notwithstanding the foregoing, in no event may the Option be exercised after its ten (10) year term has expired.

9.                                       Transferability of Option.  Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.                                 Term of Option.  This Option may not be exercised more than ten (10) years (five years if Optionee owns, immediately before this Option is granted, stock representing more than 10 percent of the total combined voting power of all classes of stock of SGI) from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11.                                 Taxation Upon Exercise of Option.  Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares.  (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.)  Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

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SILICON GRAPHICS, INC.,
a Delaware corporation

Sandra M. Escher
Vice President, General Counsel and Secretary

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Optionee

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Grant No.

SILICON GRAPHICS, INC.

DIRECTOR’S OPTION AGREEMENT

(First Option)

Silicon Graphics, Inc., a Delaware corporation ("SGI"), has granted               an option to purchase a total of 50,000 shares of SGI’s Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1993 Long-Term Incentive Stock Plan (the "Plan") adopted by SGI which is incorporated herein by reference.  The terms defined in the Plan shall have the same defined meanings herein.

1.                                       Nature of the Option.  This Option is a nonstatutory option and is not intended to qualify for any special tax benefits to the Optionee.

2.                                       Exercise Price.  The exercise price is $       for each share of Common Stock, which is 100% of the fair market value of the Common Stock as determined on the date of grant of this Option.

3.                                       Exercise of Option.  This option shall be exercisable during its term in accordance with the provisions of Section 7 of the Plan as follows:

(i)                                     Right to Exercise.

(a)                                  This Option shall become exercisable in two installments:  the first fifty percent (50%) of the Optioned Stock on the first anniversary of the Grant Date and the second fifty percent (50%) of the Optioned Stock on the date of the next anniversary of the Grant Date, so long as the Optionee remains a Director.

(b)                                 This Option may not be exercised for a fraction of a share.

(c)                                  In the event of Optionee’s death, disability or other termination of service as a Director, the exercisability of this Option is governed by Sections 6, 7 and 8 of this Agreement.

(ii)                                  Method of Exercise.

(a)                                  This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan.  Such written notice shall be signed by the Optionee and shall be delivered in person, by facsimile or by certified mail to the SGI’s Employee Stock Services Department.  The written notice shall be accompanied by payment of the exercise price

(b)                                 No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed.  Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

4.                                       Method of Payment.  Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(i)                                     cash;

(ii)                                  check;

(iii)                               surrender of other Shares of Common Stock of SGI of a value equal to the exercise price of the shares as to which the Option is being exercised which, in the case of shares acquired previously upon exercise of an option have been owned by the Optionee for more than six (6) months on the date of surrender; or

(iv)                              delivery of a properly executed exercise notice together with such other documentation as SGI and the broker, if applicable, shall require to effect an exercise of the Option and delivery to SGI of the sale of loan proceeds required to pay the exercise price.

5.                                       Restrictions on Exercise.  This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed.  As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.                                       Termination of Status as a Director.  If the Optionee ceases to serve as a Director, he or she may, but only within three (3) months after the date he or she ceases to be a Director of the Company, exercise this Option to the extent that he or she was entitled to exercise it at the date of such termination.  Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.  To the extent that the Optionee was not entitled to exercise this Option at the date of such termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

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7.                                       Disability of Optionee.  Notwithstanding the provisions of Section 6 above, if the Optionee is unable to continue his or her service as a Director as a result of the Optionee’s Disability, he or she may, but only within twelve (12) months from the date of termination, exercise this Option to the extent he or she was entitled to exercise it at the date of such termination.  Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.  To the extent that the Optionee was not entitled to exercise this Option at the date of termination, or if the Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

8.                                       Death of Optionee.  In the event of the death of the Optionee during the term of this Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.  Notwithstanding the foregoing, in no event may the Option be exercised after its five (5) year term has expired.

9.                                       Transferability of Option.  Unless otherwise determined by the Committee to the contrary, this Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee.  The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

10.                                 Term of Option.  This Option may not be exercised more than five (5) years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

11.                                 Taxation Upon Exercise of Option.  Optionee understands that, upon exercise of this Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares purchased over the exercise price paid for such Shares.  (Since the Optionee is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the measurement and timing of such income may be deferred, and the Optionee is advised to contact a tax advisor concerning the desirability of filing an 83(b) election in connection with the exercise of the Option.)  Upon a resale of such Shares by the Optionee, any difference between the sale price and the fair market value of the Shares on the date of exercise of the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

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SILICON GRAPHICS, INC.,
a Delaware corporation

Sandra M. Escher
Senior Vice President, General Counsel and Secretary

Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof.  Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan.

Optionee

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